UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

LADISH CO., INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34495	31-1145953
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5481 S. Packard Avenue Cudahy, Wisconsin	53110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 747-2611

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 26, 2010, the Registrant filed a press release which announced the Registrant’s financial results for the quarter ending September 30, 2010.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.

99(a) October 26, 2010 Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

LADISH CO., INC.

Date: October 26, 2010

By: /s/ Wayne E. Larsen
Wayne E. Larsen
Vice President Law/Finance & Secretary

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